Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

EFiled: Aug 09 2013 10:13AM EDT Transaction ID 53608086 Case No. 8789-

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

ALEX MERUELO LIVING TRUST DATED	)
8/6/1996,	)
)
Plaintiff,	)
)
v.	) C.A. No.
)
DIGITAL GENERATION, INC.,	)
)
Defendant.	)

VERIFIED COMPLAINT

Plaintiff, Alex Meruelo Living Trust Dated 8/6/1996 (“Meruelo Trust” or “Plaintiff”), by and through its undersigned counsel, upon knowledge as to itself and upon information and belief as to all other matters, alleges for its Complaint herein as follows.

SUMMARY OF THE ACTION

1.           Meruelo Trust brings this action for declaratory relief pursuant to 10 Del. C. § 6501 et seq., 8 Del. C. §111 and for injunctive relief to confirm that defendant Digital Generation, Inc. (“DGIT” or the “Company”) does not have a classified board of directors and that all of its directors must stand for election in connection with DGIT’s October 15, 2013 annual meeting of stockholders. DGIT’s Amended and Restated Bylaws dated as of July 11, 2013 reflect a purported amendment by the DGIT board to Article III, Section 2 to modify a supposedly existing provision for a classified board. However, neither the provision nor the amendment of the bylaw comply with the Delaware General Corporation Law (the “DGCL”). Under 8 Del. C. § 141(d) a classified board structure may only be implemented through “the certificate of incorporation or by an initial bylaw, or by a bylaw adopted by a vote of the stockholders.” The initial bylaws of the Company did not provide for a classified board, and the

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

stockholders have never approved a bylaw providing for a classified board of the Company. The DGIT certificate of incorporation does not provide for a classified board.

2.           Despite the failure of the Company to have a valid classified board structure, the Company has been electing directors to staggered terms since a reincorporation to Delaware in 2001. The DGIT board purportedly amended the bylaws in 2001 to establish a classified board. However, § 141(d) does not authorize establishment of a classified board through a board-adopted bylaw amendment. On July 17, 2013, the Company filed a Form 8-K with the Securities and Exchange Commission (the “SEC”) purporting to amend the bylaws of the Company to create a new classified board structure. The classified board structure reflected in the amended bylaw is also invalid because it was not adopted by the stockholders.

3.         Meruelo Trust seeks a declaration that the DGIT board of directors does not have the power to amend the bylaws to provide for a classified board and that all directors must stand for election at the 2013 annual meeting of stockholders, which the Company has noticed for October 15, 2013. Meruelo Trust seeks injunctive relief barring DGIT from enforcing its bylaws in any manner that would result in less than all of DGIT’s directors standing for election at the 2013 annual meeting.   Meruelo Trust also seeks a declaration establishing the correct time period during which advance notice must be given of a stockholders’ intent to nominate candidates for director. Meruelo Trust also seeks a declaration that Article III, Section 4 of the bylaws is void, ultra vires and invalid because it purports to restrict the removal of directors only for cause.

PARTIES

4.           Plaintiff Meruelo Trust is an inter vivos trust controlled by Alex Meruelo. Meruelo Trust is the record holder of 1000 shares of DGIT common stock and beneficially owns

Exhibit 99.9

2

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

approximately 2,547,476 shares of DGIT common stock, representing approximately 9.1% of DGIT’s outstanding shares of common stock. Meruelo Trust intends to nominate candidates for election to the board of directors of DGIT in connection with the 2013 annual meeting of stockholders.

5.         Defendant DGIT describes itself as operating a nationwide network that links advertisers and advertising agencies with radio stations and television stations across the United States and Canada. DGIT’s shares are listed on the NASDAQ Global Select market. There are currently eight members of the DGIT Board of Directors (the “Board”).

The Initial Bylaws Did Not Provide for a Classified Board

6.         Prior to 2001, DGIT was a California corporation and named Digital Generation Systems, Inc. (“DGIT California”). DGIT California did not have a classified board structure and directors were elected annually. At the 2000 annual meeting of stockholders of DGIT California, stockholders were asked to consider and vote upon, inter alia, a proposal to approve the reincorporation of the Company from California to Delaware.

7.         At the November 21, 2000 annual meeting of stockholders, the DGIT California stockholders approved the reincorporation merger, which provided for DGIT California to be merged with and into DGIT Delaware (i.e., DGIT).

8.         DGIT was incorporated as a Delaware corporation under the name “Digital Generation Systems, Inc.,” with the filing of a certificate of incorporation with the Delaware Secretary of State on January 9, 2001. The initial certificate of incorporation is dated December 4, 2000. The initial certificate of incorporation of DGIT did not provide for a classified board. The initial DGIT certificate identified five persons to serve as directors “until the first annual meeting of stockholders or until their successors are elected and qualified.”

Exhibit 99.9

3

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

9.         The initial bylaws of DGIT that were “adopted by its board of directors as of April 30, 2001” were filed with the SEC on March 27, 2003 (the “Initial Bylaws”) as an Exhibit to the Company’s 10-K for the year ending December 31, 2002. The Initial Bylaws did not provide for a classified board. A copy of the Initial Bylaws is attached as Exhibit A hereto.

10.       Article III, Section 2 of the Initial Bylaws provides for the number, qualification and term of office of the board of directors. It provides, in pertinent part:

Directors shall be elected at each annual meeting of the stockholders, except as provided in Sections 4 and 5 of this Article III and each director shall hold office until the annual meeting of shareholders following his election or until his success is elected and qualified, or until his death or retirement or until he resigns or is removed in the manner hereinafter provided.

11.       Article III, Section 4 of the Initial Bylaws refers to the removal of directors, and provides that directors may be removed with or without cause.  Article III, Section 5 of the Initial Bylaws provides for filling vacancies on the board of directors.

12.       On May 18, 2001, DGIT filed a proxy statement providing for the 2001 annual meeting of stockholders of DGIT to be held on June 14, 2001. The proxy statement for the 2001 annual meeting provided for the election of 11 directors in to three separate classes of directors. The notice of meeting indicates that one of the purposes of the meeting was “to elect eleven directors, three to serve for three-year terms, four to serve for two-year terms and four to serve for one-year terms, or, in each case until their successors have been duly elected and qualified.”

13.       On May 22, 2001, DGIT filed a certificate of merger with the Delaware Secretary of State providing for the merger of DGIT California and DGIT, with DGIT as the survivor.

14.       DGIT has not required all directors to stand for election at the annual meeting of stockholders since the 2001 meeting. Instead, the Company has maintained an invalid classified board structure, electing purported “classes” of directors each year.

Exhibit 99.9

4

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

15.       On September 14, 2001, DGIT filed an amendment 1 to a Form S-3. The S-3 indicated that the DGIT board “amended our bylaws” to provide for a classified board, but no such bylaws reflecting a classified board were publicly filed. Similar references to a bylaw amendment creating a classified board were made in 10-Ks filed in 2002 and 2003. Any such amendment was invalid, however, because the classified board structure was not contained in an initial bylaw and the board did not have the statutory authority to implement a classified board by amending the bylaws without a vote of the stockholders.

16.       At no time have the stockholders of DGIT adopted a classified board bylaw, nor have they approved a classified board provision in the certificate of incorporation of DGIT.

The 2010 Anti-Takeover Provisions

17.       On October 14, 2010, the Company filed a Form 8-K attaching the Amended and Restated By-laws of DG FastChannel, Inc. dated October 7, 2010 (the “2010 Amended Bylaws”).1 The 8-K stated that on October 7, 2010, the board adopted effective immediately amended and restated by-laws.  According to the 8-K, “the Amended and Restated By-laws amend Article II Sections 4 and 11, and provide for new Sections 12 and 13 in Article II, to provide for advance notice requirements for stockholder proposals of business and director nominations to be considered at stockholder meetings.” The 8-K does not make reference to a classified board structure or amendment to Article III, Section 2. Nevertheless, the form of by- laws attached to the 8-K in Article III, Section 2 purport to provide for a retroactive classified board, stating in pertinent part:

Commencing with the 2001 annual meeting of stockholders, the directors shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, with the term of

1 On September 7, 2006, the Company filed a Certificate of Amendment changing the name of the corporation to DG FastChannel, Inc.

Exhibit 99.9

5

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

office of the first class to expire at the 2002 annual meeting of stockholders, the term of office of the second class to expire at the 2003 annual meeting of stockholders and the term of office of third class to expire at the 2004 annual meeting of stockholders, which each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders commencing with the 2002 annual meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have duly elected and qualified.

18.       The 8-K also references an amendment to Article III, Section 4 to provide that directors may be removed only for cause by the holders of the majority of the outstanding voting securities of the corporation “consistent with the requirement of Section 141(k)(1) of the Delaware General Corporation Law.”

19.       To the extent the 2010 Amended Bylaws purported to amend the bylaws to provide for a classified board and limit the removal of directors to removal for cause, they are void, ultra vires and invalid.

The 2012 Annual Meeting

20.       DGIT did not conduct its 2012 annual meeting of stockholders during calendar year 2012.

21.       On January 17, 2013, Meruelo Trust, Alex Meruelo and Meruelo Investment Partners provided to the Company a notice of director nominations and proposals for consideration at the 2012 annual meeting to be held on February 21, 2013. On January 28, 2013, DGIT filed an action in this Court against Meruelo Trust, Alex Meruelo and Meruelo Investment Partners, seeking, inter alia, a declaration that the defendants did not comply with the Company’s advance notice bylaws (the “DGIT Action”).

22.       On February 7, 2013, DGIT filed an SEC Form 8-K attaching a February 6, 2013 press release stating that the Meruelo Trust, Alex Meruelo and Meruelo Investment Partners

Exhibit 99.9

6

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

“have agreed to withdraw in their entirety the director nominations and proposals” set forth in the January 17, 2013 notice and their preliminary proxy statement and not to present any proposals or director nominations to be considered at the annual meeting on February 21, 2013. The press release further stated that the Company entered into an agreement with Clinton Group, Inc. (the “Clinton Group”), which owned approximately 6% of DGIT’s outstanding common stock, to increase the size of the board from seven to eight members and to nominate two independent directors nominated by the Clinton Group to the board.

23.       On February 8, 2013, this Court entered a Stipulation and Order dismissing the DGIT Action, without prejudice.

24.       On February 21, 2013, the Company filed an SEC Form 8-K announcing the results of the 2012 annual meeting, reflecting election of the two Clinton Group nominees and one management nominee.

The 2013 Classified Board Bylaw and Accelerated 2013 Annual Meeting

25.       On July 17, 2013, DGIT filed a form 8-K with the SEC stating, inter alia, “On July 11, 2013, the Board approved an amendment to Article III, Section 2 of the Company’s Amended and Restated Bylaws (‘Amended Bylaws’) to eliminate the classification of the Board over a two-year period and provide for the annual election of directors starting with the 2013 annual meeting.”

26.       The July 17, 2013 8-K also stated that the next annual meeting of stockholders will be held October 15, 2013 and that stockholder proposal or nominations must be delivered to the Company on or before sixty days prior to October 15, 2013 to be deemed to have been timely delivered under the Company’s advanced notice bylaw.

Exhibit 99.9

7

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

27.       The July 17, 2013 8-K attached as an exhibit “Amended and Restated Bylaws of Digital Generation, Inc. July 11, 2013” (the “2013 Amended Bylaws”). With respect to the election and term of directors, Article III, Section 2 of the 2013 Amended Bylaws states in pertinent part:

(b)        Subject to paragraphs (c), (d) and (e) of this Section 2 below, the Board of Directors shall be divided into three classes of directors, Class I, Class II and Class III (each class as nearly equal in number as possible), with the directors in Class I having a term expiring at the 2013 annual meeting, the directors in Class II having a term expiring at the 2014 annual meeting and the directors in Class III having a term expiring at the 2015 annual meeting. Any directors who may be elected or appointed on or after July 11, 2013, but before the 2013 annual meeting shall be deemed a Class I director.

(c)        Commencing with the election of directors at the 2013 annual meeting, pursuant to Section 141(d) of the General Corporation Law of the State of Delaware, the Board of Directors shall be divided into two classes of directors, Class I and Class II, with the directors in Class I having a term that expires at the 2014 annual meeting and the directors in Class II having a term that expires at the 2015 annual meeting. The successors of the directors who, immediately prior to the 2013 annual meeting, were members of Class I (and whose terms expire at the 2013 annual meeting) shall be elected to Class I; the directors who, immediately prior to the 2013 annual meeting, were members of Class II and whose terms are scheduled to expire at the 2014 annual meeting shall become members of Class I; and the directors who, immediately prior to the 2013 annual meeting, were members of Class III and whose terms are scheduled to expire at the 2015 annual meeting shall become members of Class II with a term expiring at the 2015 annual meeting.

(d)       Commencing with the election of directors at the 2014 annual meeting, pursuant to Section 141(d) of the General Corporation Law of the State of Delaware, there shall be a single class of directors, Class I, with all directors of such class having a term that expires at the 2015 annual meeting. The successors of the directors who, immediately prior to the 2014 annual meeting, were members of Class I (and whose terms expire at the 2014 annual meeting) shall be elected to Class I for a term that expires at the 2015 annual meeting, and the directors who, immediately prior to the 2014 annual meeting, were members of Class II and whose terms are scheduled to expire at the 2015 annual meeting shall become members of Class I with a term expiring at the 2015 annual meeting.

(e)        From and after the election of directors at the 2015 annual meeting, the Board of Directors shall cease to be classified as provided in Section 141(d) of the General Corporation Law of the State of Delaware, and the directors elected at the

Exhibit 99.9

8

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

2015 annual meeting (and each annual meeting thereafter) shall be elected for a term expiring at the next annual meeting.

28.       The Board’s adoption of the classified board structure in the 2013 Amended Bylaws is designed to maintain an invalid classified board in a company that has never properly had a classified board structure under Delaware law. Pursuant to the 2013 Amended Bylaws, only new “Class I” directors will be up for election at the 2013 annual meeting. The Company has not publicly identified the number of directorships or the names of directors who will stand for election as Class I directors in 2013.  Upon information and belief, only two of the eight current directors (Scott K. Ginsburg and Neil H. Nguyen) will stand for election at the 2013 annual meeting.

29.       Article III, Section 2 of the purported 2013 Amended Bylaws was not approved by a vote of the DGIT stockholders and was not contained in the initial bylaws of DGIT. Therefore the purported amendment to Article III, Section 2 of the DGIT bylaws to provide for a classified board through the 2015 annual meeting is invalid and void.

30.       The 2013 Amended Bylaws leave in place Article III, Section 4 allowing removal of directors only for cause, thereby confirming that Article III, Section 2 purportedly still provides for a classified board. Article III Section 4 is invalid and void.

COUNT I

(Declaratory Judgment and Determination under DGCL Section 111)

31.       Plaintiff repeats and realleges the allegations set forth above as if fully set forth herein.

32.       Under the plain language of Section 141 of the DGCL, a classified board may be implemented in only one of three ways: (1) a provision in the certificate of incorporation; (2) “by an initial bylaw”; or (3) “a bylaw adopted by a vote of the stockholders.”

Exhibit 99.9

9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

33.       The Initial Bylaws of DGIT did not provide for a classified board. The DGIT stockholders have not voted to adopt a classified board bylaw. Therefore, the DGIT board is and has been without power unilaterally to adopt or amend the DGIT bylaws to provide for a classified board. Therefore, the classified board provisions the DGIT board has used since 2001 to protect themselves in office have all been void and invalid. Accordingly, all DGIT board seats are up for election at the 2013 annual meeting and all incumbent DGIT directors must stand for reelection at the 2013 annual meeting.

34.       An actual legal controversy exists as to whether the DGIT board of directors is classified and whether all DGIT board seats are up for election at the 2013 annual meeting, and all incumbent DGIT directors must stand for reelection at the 2013 annual meeting.

35.       Meruelo Trust is entitled to a declaration that the DGIT board of directors is not classified, that all DGIT board seats are up for election at the 2013 annual meeting, and that all incumbent DGIT directors must stand for reelection at the 2013 annual meeting.

36.       Meruelo Trust is entitled to a declaration that Article III, Section 2 of 2013 Amended Bylaws is invalid, ultra vires and void.

37.       The 2013 Amended Bylaws continue to contain Article III, Section 4, which purports to require cause for removal of directors, is invalid, ultra vires and void. Article III, Section 4 provides that directors may be removed only for cause. Under Section 141(k) of the DGCL:

Any director or the entire board of directors may be removed, with our without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows:

(1)        Unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified as provided in subsection (d) of this section, stockholders may effect such removal only for cause;

Exhibit 99.9

10

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

38.       DGIT’s certificate of incorporation does not provide for removal only for cause, and DGIT does not have a “board classified as provided in subsection (d)” of 8 Del. C. §141.

39.       Because DGIT does not have a classified board, Article III, Section 4 is invalid and all DGIT directors are removable by the stockholders with or without cause.

40.       Meruelo Trust is entitled to a declaration that Article III, Section 4 of 2013 Amended Bylaws is invalid, ultra vires and void.

41.       Meruelo Trust lacks an adequate remedy at law.

WHEREFORE, plaintiff respectfully requests that the Court enter an order:

(a)        Declaring that the DGIT board of directors is not classified;

(b)        Declaring that all DGIT board seats are up for election at the 2013 annual meeting;

(c)        Declaring that all incumbent DGIT directors must stand for reelection at the 2013 annual meeting;

(d)       Declaring that the DGIT board of directors lacks the power to amend the DGIT bylaws to provide for a classified board;

(e)        Declaring that the DGIT board of directors cannot unilaterally amend the DGIT bylaws to provide for a classified board without a stockholder vote;

(f)        Enjoining DGIT from proceeding with the 2013 annual meeting of stockholders as if only one class of directors must stand for election at the 2013 annual meeting;

(g)        Enjoining application of the advance notice provisions contained in the DGIT bylaws and the July 11, 2013 8-K in connection with the 2013 annual meeting;

(h)        Requiring DGIT to permit stockholder nominations and stockholder proposals to be submitted before any meeting of stockholders to consider the election of directors of DGIT

Exhibit 99.9

11

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

following an order of the Court declaring that all directors must stand for reelection at the 2013 annual meeting;

(i)         Declaring Article III, Section 4 of the 2013 Amended Bylaws void and that directors of DGIT may be removed by majority vote of the DGIT stockholders with or without cause;

(j)         Awarding Plaintiff its costs and disbursements in this action, including reasonable attorneys’ fees and expenses based on, inter alia, the corporate benefit conferred by this litigation; and

(k)        Granting plaintiff such other and further relief as this Court may deem just and proper.

PRICKETT, JONES & ELLIOTT, P.A.

	By:	/s/ Paul A. Fioravanti, Jr.
Michael Hanrahan (DE Bar No. 941)
Paul A. Fioravanti, Jr. (DE Bar No. 3808) Marcus E. Montejo (DE Bar No. 4890)
1310 N. King Street
OF COUNSEL:		Wilmington, Delaware 19801 (302) 888-6500
James P. Smith, III Winston & Strawn, LLP		Attorneys for Plaintiff

200 Park Avenue

New York, New York 10166

Date: August 9, 2013

Exhibit 99.9

12

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

EFiled: Aug 09 2013 10:13AM EDT Transaction ID 53608086 Case No. 8789-

Exhibit a

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

EXHIBIT 3.2

BY-LAWS

OF

DIGITAL GENERATION SYSTEMS, INC.

(A DELAWARE CORPORATION)

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

Exhibit 99.9

v

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

ARTICLE I

OFFICES

Section 1.     Registered Office.  The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2.     Other Offices.  The Corporation may also have offices at such other place or places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.     Time and Place of Meetings.  All meetings of the stockholders for the election of directors shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.     Annual Meetings.  Annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 3.     Notice of Annual Meetings.  Written notice of the annual meeting, stating the place, date, and hour of the meeting, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 or more than 60 days before the date of the meeting.

Section 4.     Special Meetings.  Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time by order of the Board of Directors and shall be called by the Chairman of the Board, the President, or the Secretary at the request in writing of the holders of not less than ten percent (10%) of the voting power represented by all the shares issued, outstanding and entitled to be voted at the proposed special meeting, unless the Certificate of Incorporation provides for a different percentage, in which event such provision of the Certificate of Incorporation shall govern. Such request shall state the purpose or purposes of the proposed special meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 5.     Notice of Special Meetings.  Written notice of a special meeting, stating the place, date, and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 or more than 60 days before the date of the meeting.

Section 6.     Quorum.  Except as otherwise provided by statute or the Certificate of Incorporation, the holders of stock having a majority of the voting power of the stock entitled to be voted thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

time to time without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting) until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 7.     Organization.  At each meeting of the stockholders, the Chairman of the Board or the President, determined as provided in Article V of these By-Laws, or if those officers shall be absent therefrom, another officer of the Corporation chosen as chairman present in person or by proxy and entitled to vote thereat, or if all the officers of the Corporation shall be absent therefrom, a stockholder holding of record shares of stock of the Corporation so chosen, shall act as chairman of the meeting and preside thereat. The Secretary, or if he shall be absent from such meeting or shall be required pursuant to the provisions of this Section 7 to act as chairman of such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary shall be present thereat) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

Section 8.     Voting.   Except as otherwise provided in the Certificate of Incorporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to the provisions of Section 5 of Article VII of these By-Laws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held directly or indirectly by the Corporation, shall not be entitled to vote. Any vote by stock of the Corporation may be given at any meeting of the stockholders by the stockholder entitled thereto, in person or by his proxy appointed by an instrument in writing subscribed by such stockholder or by his attorney thereunto duly authorized and delivered to the Secretary of the Corporation or to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders all matters, except where other provision is made by law, the Certificate of Incorporation, or these By-Laws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat on any question other than the election or removal of directors need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

Section 9.     List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board of Directors, to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days before said meeting, either at a place within the city where said meeting is to be held, which place shall be specified in the notice of said meeting, or, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole time thereof, and may be inspected by any stockholder of record who shall be present thereat. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

Section 10.         Inspectors of Votes.   At each meeting of the stockholders, the chairman of such meeting may appoint two Inspectors of Votes to act thereat, unless the Board of Directors shall have theretofore made such appointments. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithfully to execute the duties of an Inspector of Votes at such meeting with strict impartiality and according to the best of his ability. Such Inspectors of Votes, if any, shall take charge of the ballots, if any, at such meeting and, after the balloting thereat on any question, shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

Section 11.         Actions Without a Meeting.   Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereat were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III

BOARD OF DIRECTORS

Section 1.               Powers.   The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, the Certificate of Incorporation, or these By-Laws directed or required to be exercised or done by the stockholders.

Section 2.               Number, Qualification, and Term of Office.   The number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors, but in no case shall the number of directors be less than one. Until otherwise fixed by resolution of the Board of Directors, the number of directors shall be the number stated in the Certificate of Incorporation. No decrease in the number of directors shall have the effect of reducing the term of any incumbent director. Directors shall be elected at each annual meeting of the stockholders, except as provided in Sections 4 and 5 of this Article III, and each director shall hold office until the annual meeting of shareholders following his election or until his successor is elected and qualified, or until his death or retirement or until he resigns or is removed in the manner hereinafter provided. Directors need not be residents of the State of Delaware or shareholders of the Corporation. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of stockholders. Such election shall be by written ballot.

Section 3.               Resignations.  Any director may resign at any time by giving written notice of his resignation to the Corporation. Any such resignation shall take effect at the time specified therein, or if the time when it shall become effective shall not be specified therein, then it shall take effect immediately upon its receipt by the Secretary. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.               Removal of Directors.   Any director may be removed, either with or without cause, at any time, by the affirmative vote by written ballot of a majority in voting interest of the stockholders of record of the Corporation entitled to vote, given at an annual meeting or at a special meeting of the stockholders called for that

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

purpose. The vacancy in the Board of Directors caused by any such removal shall be filled by the stockholders at such meeting or, if not so filled, by the Board of Directors as provided in Section 5 of this Article III.

Section 5.               Vacancies.  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the annual meeting next after their election and until their successors are elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

MEETINGS OF THE BOARD OF DIRECTORS

Section 6.               Place of Meetings.   The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 7.               Annual Meetings.   The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

Section 8.               Regular Meetings.   Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 9.               Special Meetings· Notice.   Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, or the Secretary on 24 hours’ notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless, or other form of recorded communication; special meetings shall be called by the Chairman of the Board, the President, or the Secretary in like manner and on like notice on the written request of two directors. Notice of any such meeting need not be given to any director, however, if waived by him in writing or by telegraph, telex, cable, wireless, or other form of recorded communication, or if he shall be present at such meeting.

Section 10.         Quorum and Manner of Acting.   At all meetings of the Board of Directors, a majority of the directors at the time in office (but not less than one-third of the whole Board of Directors) shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 11.         Remuneration.  Unless otherwise expressly provided by resolution adopted by the Board of Directors, none of the directors shall, as such, receive any stated remuneration for his services; but the Board of Directors may at any time and from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation, either as his annual remuneration as such director or member of any committee of the Board of Directors or as remuneration for his attendance at each meeting of the Board of Directors or any such committee. The Board of Directors may also likewise provide that the Corporation shall reimburse each director for any expenses paid by him on account of his attendance at any meeting. Nothing in this Section 11 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

COMMITTEES OF DIRECTORS

Section 12.         Executive Committee: How Constituted and Powers.   The Board of Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation. Subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these By-Laws, the Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee of directors or to elect or approve officers of the Corporation. The Executive Committee shall have the power and authority to authorize the issuance of common stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

Section 13.         Organization.  The Chairman of the Executive Committee, to be selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Executive Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

Section 14.         Meetings.   Regular meetings of the Executive Committee, of which no notice shall be necessary, may be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, telegraph, telex, cable, wireless, or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by him in writing or by telegraph, telex, cable, wireless, or other form of recorded communication, or if he shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article III, the Executive Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure.

Section 15.         Quorum and Manner of Acting.   A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Executive Committee.

Section 16.         Other Committees.  The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more other committees consisting of one or more directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise, subject to the provisions of Section 141 of the Delaware General Corporation Law, and the Certificate of Incorporation and these By-Laws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee or in their respective membership, to appoint or remove officers of the Corporation, or to authorize the issuance of shares of the capital stock of the Corporation,

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

except that such a committee may, to the extent provided in said resolutions, grant and authorize options and other rights with respect to the common stock of the Corporation pursuant to and in accordance with any plan approved by the Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any such committee at any time to fill vacancies, and to discharge any such committee, either with or without cause, at any time.

Section 17.         Alternate Members of Committees.  The Board of Directors may designate one or more directors as alternate members of the Executive Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Section 18.         Minutes of Committees.  Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.

GENERAL

Section 19.         Actions Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

Section 20.         Presence at Meetings by Means of Communications Equipment.  Members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting conducted pursuant to this Section 20 shall constitute presence in person at such meeting.

ARTICLE IV

NOTICES

Section 1.               Type of Notice.  Whenever, under the provisions of any applicable statute, the Certificate of Incorporation, or these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, in person or by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given in any manner permitted by Article Ill hereof and shall be deemed to be given at the time when first transmitted by the method of communication so permitted.

Section 2.               Waiver of Notice.  Whenever any notice is required to be given under the provisions of any applicable statute, the Certificate of Incorporation, or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto, and transmission of a waiver of notice by a director or stockholder by mail, telegraph, telex, cable, wireless, or other form of recorded communication may constitute such a waiver.

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

Section 3.               When Notice Unnecessary.  Whenever, under the provisions of the Delaware General Corporation Law, the Certificate of Incorporation or these By-Laws, any notice is required to be given to any stockholder, such notice need not be given to the stockholder if:

(a)             notice of two consecutive annual meetings and all notices of meetings held during the period between those annual meetings, if any, or

(b)             all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a 12-month period,

have been mailed to that person, addressed at his address as shown on the records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

ARTICLE V

OFFICERS

Section 1.               General.  The elected officers of the Corporation shall be a President and a Secretary. The Board of Directors may also elect or appoint a Chairman of the Board, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers, and such other officers and agents as may be deemed necessary or advisable from time to time, all of whom shall also be officers. Two or more offices may be held by the same person.

Section 2.               Election or Appointment.  The Board of Directors at its annual meeting shall elect or appoint, as the case may be, the officers to fill the positions designated in or pursuant to Section 1 of this Article V. Officers of the Corporation may also be elected or appointed, as the case may be, at any other time.

Section 3.             Salaries of Elected Officers.  The salaries of all elected officers of the Corporation shall be fixed by the Board of Directors.

Section 4.               Term.  Each officer of the Corporation shall hold his office until his successor is duly elected or appointed and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Any officer elected or appointed by the Board of Directors or the Executive Committee may be removed at any time by the affirmative vote of a majority of the whole Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled by the Board of Directors or the appropriate committee thereof.

Section 5.               Chairman of the Board.  The Chairman of the Board, if one be elected, shall preside when present at all meetings of the Board of Directors and, with approval of the President, may preside at meetings of the stockholders. He shall exercise such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these By-Laws.

Section 6.               President.  Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the ranking and chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision of the affairs of the Corporation and shall have general and active control of all its business. He shall preside, when present, at all meetings of stockholders, except when the Chairman of the Board presides with the

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

approval of the President and as may otherwise be provided by statute, and, in the absence of any other person designated thereto by these By-Laws, at all meetings of the Board of Directors. He shall see that all orders and resolutions of the Board of Directors and the stockholders are carried into effect. He shall have general authority to execute bonds, deeds, and contracts in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, and to fix their compensation, subject to the provisions of these By-Laws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to the President; and, in general, to exercise all the powers and authority usually appertaining to the chief operating officer of a corporation, except as otherwise provided in these By-Laws.

Section 7.               Vice Presidents.  In the absence of the President or in the event of his inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the President may from time to time prescribe.

Section 8.               Assistant Vice Presidents.  In the absence of a Vice President or in the event of his inability or refusal to act, the Assistant Vice President (or in the event there shall be more than one, the Assistant Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of that Vice President, and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Vice President under whose supervision he is appointed may from time to time prescribe.

Section 9.               Secretary.  The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall keep and account for all books, documents, papers, and records of the Corporation, except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of the secretary of a corporation.

Section 10.         Assistant Secretaries.  In the absence of the Secretary or in the event of his inability or refusal to act, the Assistant Secretary (or, if there shall be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Secretary may from time to time prescribe.

Section 11.         Treasurer.  The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation. The Treasurer shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance.

Section 12.         Assistant Treasurers.  The Assistant Treasurer or Assistant Treasurers shall assist the Treasurer, and in the absence of the Treasurer or in the event of his inability or refusal to act, the Assistant Treasurer (or in the event there shall be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors, the President, or the Treasurer may from time to time prescribe.

Section 13.         Controller.  The Controller, if one is appointed, shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other accounting personnel of the Corporation. He shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. He shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. If required, he shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the Vice President in charge of finance, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or any such Vice President in charge of finance.

Section 14.         Assistant Controllers.   The Assistant Controller or Assistant Controllers shall assist the Controller, and in the absence of the Controller or in the event of his inability or refusal to act, the Assistant Controller (or, if there shall be more than one, the Assistant Controllers in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President, or the Controller may from time to time prescribe.

ARTICLE VI

INDEMNIFICATION

Section 1.               Actions Other Than by or in the Right of the Corporation.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (all of such persons being hereafter referred to in this Article as a “Corporate Functionary”), against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolocontendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

interests of the Corporation or, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

Section 2.               Actions by or in the Right of the Corporation.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Corporate Functionary against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 3.               Determination of Right to Indemnification.  Any indemnification under Sections 1 or 2 of this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Corporate Functionary is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VI. Such determination shall be made (i) by the Board of Directors by a majority vote of the directors who are not parties to such action, suit, or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Section 4.               Right to Indemnification.  Notwithstanding the other provisions of this Article VI, to the extent that a Corporate Functionary has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 or 2 of this Article VI (including the dismissal of a proceeding without prejudice or the settlement of a proceeding without admission of liability), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 5.               Prepaid Expenses.   Expenses incurred by a Corporate Functionary in defending a civil, criminal, administrative, or investigative action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Corporate Functionary to repay such amount if it shall ultimately be determined he is not entitled to be indemnified by the Corporation as authorized in this Article VI.

Section 6.               Right to Indemnification upon Application; Procedure upon Application.  Any indemnification of a Corporate Functionary under Sections 2, 3 and 4, or any advance under Section 5, of this Article VI shall be made promptly upon, and in any event within 60 days after, the written request of the Corporate Functionary, unless with respect to applications under Sections 2, 3 or 5 of this Article VI, a determination is reasonably and promptly made by the Board of Directors by majority vote of the directors who are not parties to such action, suit, or proceeding, even though less than a quorum, that such Corporate Functionary acted in a manner set forth in such Sections as to justify the Corporation in not indemnifying or making an advance of expenses to the Corporate Functionary. If there are no directors who are not parties to such action, suit, or proceeding, the Board of Directors shall promptly direct that independent legal counsel shall decide whether the Corporate Functionary acted in a manner set forth in such Sections as to justify the Corporation’s not indemnifying or making an advance of expenses to the Corporate Functionary. The right to indemnification or advance of expenses granted by this Article VI shall be enforceable by the Corporate Functionary in any court of competent jurisdiction if the Board of Directors or independent legal counsel denies his claim, in whole or in part, or if no disposition of such claim is made within 60 days. The expenses of the Corporate Functionary incurred in connection with successfully

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

Section 7.               Other Rights and Remedies.   The indemnification and advancement of expenses provided by or granted pursuant to this Article VI shall not be deemed exclusive of any other rights to which any person seeking indemnification and for advancement of expenses or may be entitled under the By-Laws, or any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Corporate Functionary and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any repeal or modification of these By-Laws or relevant provisions of the Delaware General Corporation Law and other applicable law, if any, shall not affect any then existing rights of a Corporate Functionary to indemnification or advancement of expenses.

Section 8.               Insurance.  Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VI or the Delaware General Corporation Law.

Section 9.               Mergers.  For purposes of this Article VI, references to “the Corporation” shall include, in addition to the resulting or surviving corporation, constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

Section 10.         Savings Provision.   If this Article VI or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each Corporate Functionary as to expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, proceeding, or investigation, whether civil, criminal, or administrative, including a grand jury proceeding or action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated.

ARTICLE VII

CERTIFICATES REPRESENTING STOCK

Section 1.               Right to Certificate.   Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board, the President, or a Vice President and by the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock; provided, that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights.

Section 2.               Facsimile Signatures.  Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 3.               New Certificates.  The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate.

Section 4.               Transfers.   Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, it shall be the duty of the Corporation, subject to any proper restrictions on transfer, to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

Section 5.               Record Date.  The Board of Directors may fix in advance a date, not preceding the date on which the resolution fixing the record date is adopted, and

(i)                             not more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, as a record date for the determination of the stockholders entitled to notice of, and to vote at; any such meeting and any adjournment thereof,

(ii)                          not more than 10 days after the date on which the resolution fixing the record date is adopted, as a record date in connection with obtaining a consent of the stockholders in writing to corporate action without a meeting, or

(iii)                       not more than 60 days before the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or the date on which any other lawful action shall be taken, as the record date for determining the stockholders entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or other lawful action of the corporation, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof (provided, however, that the Board of Directors may fix a new record date for an adjourned meeting), or to give such consent, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, as

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

Section 6.               Registered Stockholders.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not provided by the laws of the State of Delaware.

ARTICLE VIII

GENERAL PROVISIONS

Section 1.               Dividends.  Dividends upon the capital stock of the Corporation, if any, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors (but not any committee thereof) at any regular meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

Section 2.               Reserves.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and·the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

Section 3.               Annual Statement.  The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

Section 4.               Checks.  All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

Section 5.               Fiscal Year.  The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.               Corporate Seal.  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization, and the word “Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced, or otherwise.

ARTICLE IX

AMENDMENTS

These By-Laws may be altered, amended, or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the stockholders or the Board of Directors or at any special meeting of the stockholders or the Board of Directors if notice of such alteration, amendment, repeal, or adoption of new By-Laws be contained in the notice of such special meeting.

Exhibit 99.9

Filing - Filing Date:	Schedule 13D/A-4 – August 9, 2013
Reporting Persons:	Alex Meruelo Living Trust, Meruelo Investment Partners LLC, and Alex Meruelo
Issuer - Securities:	Digital Generation, Inc. - Common Stock

CERTIFICATION

I, Omar A. Choucair, Secretary of the Corporation, hereby certify that the foregoing is a true, accurate and complete copy of the By-Laws of Digital Generation Systems, Inc. adopted by its Board of Directors as of April 30, 2001.

/s/ Omar A. Choucair
Omar A. Choucair, Secretary

Exhibit 99.9